Exhibit 32.1
Certification of Chief Executive Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)
     In connection with the Quarterly Report of Main Street Capital Corporation (the “Registrant”) on Form 10-Q for the quarter ended September 30, 2009 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Vincent D. Foster, the Chairman and Chief Executive Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Vincent D. Foster Name: Vincent D. Foster
Date: November 6, 2009

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